SCHEDULE OF RECONCILIATION OF EFFECTIVE TAX RATE (Details)	12 Months Ended
	Mar. 31, 2023	Mar. 31, 2022
Income Tax Disclosure [Abstract]
Expected federal tax rate	21.00%	21.00%
State income taxes, net of federal tax benefit	6.30%	6.30%
Non-deductible expenses	0.00%	0.00%
Effect of net operating loss true-up	0.00%	0.00%
Utilization of net operating losses	(27.30%)	(27.30%)
Effective tax rate	0.00%	0.00%